Exhibit 10.17

FORWARD PURCHASE AGREEMENT

THIS FORWARD PURCHASE AGREEMENT (as it may from time to time be amended, this “Agreement”) is entered into as of May 13, 2021, by and between Israel Amplify Program Corp., a Cayman Islands exempted company (the “Company”), and Sphera Master Fund LP, a British Virgin Islands exempted partnership (the “Purchaser”).

WHEREAS, the Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”).

WHEREAS, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Registration Statement”) for its initial public offering (“IPO”) of 20,000,000 units (or 23,000,000 units if the underwriter’s over-allotment option (the “IPO Option”) is exercised in full) (the “Public Units”) at a price of $10.00 per Public Unit, each Public Unit comprised of one class A ordinary share, par value $0.0001 per share, of the Company (the “Class A Shares,” and the Class A Shares included in the Public Units, the “Public Shares”), and one-fifth of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one Class A Share at an exercise price of $11.50 per share (the “Warrants,” and the Warrants included in the Public Units, the “Public Warrants”).

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company will seek to identify and consummate a Business Combination.

WHEREAS, the parties hereto wish to enter into this Agreement, pursuant to which concurrently with the closing of the Company’s initial Business Combination (the “Business Combination Closing”), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, on a private placement basis, a number of forward purchase units (the “Forward Purchase Units”) determined pursuant to the terms of this Agreement, each comprised of one Class A Share (each, a “Forward Purchase Share”) and one-fifth of one redeemable warrant (each, a “Forward Purchase Warrant”), on the terms and conditions set forth herein (the Forward Purchase Shares, the Forward Purchase Warrants underlying the Forward Purchase Units and the Class A Shares underlying the Forward Purchase Warrants, the “Forward Purchase Securities”).

WHEREAS, proceeds from the IPO and the sale in one or more private placements of warrants of the Company in an aggregate amount equal to the gross proceeds from the IPO will be deposited into a trust account for the benefit of the holders of the Public Shares (the “Trust Account”), as described in the Registration Statement.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Sale and Purchase.

(a) Forward Purchase Units.

(i) Subject to Sections 1(a)(ii), (iii) and (iv), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, 4,500,000 Forward Purchase Units for a purchase price of $10.00 USD per Forward Purchase Unit (the aggregate purchase price, the “Forward Purchase Price”).

(ii) Notwithstanding anything to the contrary herein, the Purchaser shall not be obligated to purchase a number of Forward Purchase Units that would result in the Purchaser, together with Sphera SPAC, Limited Partnership (the “Sphera Sponsor”) and any of their respective affiliates or any other entity that may be considered to be acting as a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1933, as amended, and Rule 13d-5(b)(1) thereunder) with the Purchaser or the Sphera Sponsor, being (or being deemed to be) the beneficial owner of more than 4.99% of the equity securities of the Company (or any successor thereof) immediately following the Business Combination Closing (the “Ownership Cap”).

(iii) At least ten (10) Business Days before the anticipated date of the Business Combination Closing, the Company shall provide the Purchaser with a written notice (the “Forward Notice”) setting forth: (A) the anticipated date of the Business Combination Closing; (B) instructions for wiring the Forward Purchase Price; (C) the number of equity securities of the Company to be outstanding on the date of the Business Combination Closing (after giving effect thereto); and (D) the number of Forward Purchase Units to be issued and sold by the Company and purchased by the Purchaser, which shall be the lesser of the Ownership Cap and 4,500,000.

(iv) The closing of the sale of Forward Purchase Units (the “Forward Closing”) shall be held on the same date and concurrently with the Business Combination Closing (such date being referred to as the “Forward Closing Date”). At least two (2) Business Days prior to the anticipated date of the Business Combination Closing, the Purchaser shall deliver to the Company the Forward Purchase Price for the Forward Purchase Units by wire transfer of U.S. dollars in immediately available funds to the account specified by the Company in the Forward Notice to be held in escrow until the Forward Closing. Immediately prior to the Forward Closing on the Forward Closing Date, (i) the Forward Purchase Price shall be released from escrow automatically and without further action by the Company or the Purchaser, and (ii) upon such release, the Company shall issue the Forward Purchase Units to the Purchaser in book-entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), registered in the name of the Purchaser (or its nominee in accordance with its delivery instructions), or to a custodian designated by the Purchaser, as applicable. In the event the Business Combination Closing does not occur within five (5) Business Days of the anticipated date of the Business Combination Closing, the Forward Closing shall not occur and the Company shall promptly (but not later than two (2) Business Days thereafter) return the Forward Purchase Price to the Purchaser. For purposes of this Agreement, “Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York.

(b) Terms of the Forward Purchase Units and Forward Purchase Warrants.

(i) The Forward Purchase Warrants will be identical to the Public Warrants and will be subject to the terms and conditions of the Warrant Agreement entered into between the Company and Continental Stock Transfer & Trust Company, as warrant agent, on May 10, 2021 (the “Warrant Agreement”), except that the Forward Purchase Warrants will be granted registration rights by the Company pursuant to a registration rights agreement to be entered into with the Company (the “Registration Rights Agreement”).

(ii) The Forward Purchase Shares and the Forward Purchase Warrants will be substantially identical to the Public Shares and the Public Warrants, respectively, except that the Forward Purchase Securities: (i) are being offered and sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), (ii) will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, (iii) may be offered, resold, pledged or otherwise transferred only after registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act, and (iv) will be granted registration rights by the Company pursuant to the Registration Rights Agreement.

(c) Legends. Each register and book entry for the Forward Purchase Securities shall contain a notation, and each certificate (if any) evidencing the Forward Purchase Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FORWARD PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER OF THIS FORWARD PURCHASE [SHARE][WARRANT] AND ISRAEL AMPLIFY PROGRAM CORP. (THE “COMPANY”) (THE “FORWARD PURCHASE AGREEMENT”). COPIES OF THE FORWARD PURCHASE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY. SECURITIES EVIDENCED BY THIS CERTIFICATE AND CLASS A ORDINARY SHARES OF THE COMPANY ISSUED UPON EXERCISE OF SUCH SECURITIES SHALL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION AND SHAREHOLDER RIGHTS AGREEMENT TO BE EXECUTED BY THE COMPANY.”

Section 2. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows, as of the date hereof:

(a) Organization and Power. The Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. The Purchaser has full power and authority to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement. This Agreement, when executed and delivered by the parties hereto, will constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), or (ii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

(c) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required to be obtained, necessary or appropriate on the part of the Purchaser in connection with the consummation of the transactions contemplated by this Agreement.

(d) Compliance with Other Instruments. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated by this Agreement will not result in any violation of, conflict with or default under (i) any provisions of its organizational documents, (ii) any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) any provision of federal or state law, statute, rule or regulation applicable to the Purchaser, in each case (other than clause (i)), which would have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement.

(e) Purchase Entirely for Own Account. The Forward Purchase Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, or for the account of one or more other investors for which it is acting as duly authorized fiduciary or agent with sole investment discretion with respect to each such account and with full authority to make the acknowledgements, representations and agreements herein with respect to each such account, in each case for investment and not with a view to the resale or distribution of any part thereof in violation of any state or federal securities laws, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person (other than to a Sphera Transferee) to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Forward Purchase Securities. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f) Disclosure of Information. Prior to the execution of this Agreement, the Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning an investment in the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, the Purchaser has relied solely on the Purchaser’s own knowledge and understanding of the Company and its business based upon the Purchaser’s own due diligence investigation and the information furnished pursuant to this paragraph. The Purchaser understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this Agreement and the Purchaser has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations or its prospects.

(g) Restricted Securities. The Purchaser understands that the offer and sale of the Forward Purchase Units to the Purchaser has not been, and will not be (other than pursuant to the Registration Rights Agreement), registered under the Securities Act, and are issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Forward Purchase Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Forward Purchase Securities indefinitely and bear the economic risk of this investment until they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Forward Purchase Securities, or any Class A Shares into which the Forward Purchase Securities may be converted or exercised, for resale, except pursuant to the Registration Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Forward Purchase Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company may not be able to satisfy. The Purchaser understands that the SEC has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after an initial business combination, are deemed to be “underwriters” under the Securities Act when reselling the securities of a blank check company and that, based on that position, Rule 144 adopted pursuant to the Securities Act would not be available for resale transactions of the Forward Purchase Securities despite technical compliance with the requirements of such Rule. The Purchaser acknowledges that the Company filed the Registration Statement for its proposed IPO. The Purchaser understands that the offering of the Forward Purchase Securities is not, and is not intended to be, part of the IPO, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act with respect to the Forward Purchase Securities.

(h) No Public Market. The Purchaser understands that no public market now exists for the Forward Purchase Securities, and that the Company has made no assurances that a public market will ever exist for the Forward Purchase Securities.

(i) High Degree of Risk. The Purchaser is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Forward Purchase Securities. The Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser is able to bear the economic risks of an investment in the Forward Purchase Securities and to afford a complete loss of the Purchaser’s investment in the Forward Purchase Securities.

(j) Accredited Investor. The Purchaser, and each other investor for whose account the Purchaser may acquire Forward Purchase Securities, if any, is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and acknowledges that the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” or similar exemptions under federal and state law.

(k) No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, shareholders or partners has either directly or indirectly, including through a broker or finder, (i) engaged in any general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act, or (ii) published any advertisement in connection with the offer and sale of the Forward Purchase Securities. The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act.

(l) Residence. The Purchaser’s principal place of business is the office or offices located at the address of the Purchaser set forth on the signature page hereof.

(m) Non-Public Information. The Purchaser acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

(n) Adequacy of Financing. At the time of the Forward Closing, the Purchaser will have available to it sufficient funds to satisfy its obligations under this Agreement.

(o) Affiliation of Certain FINRA Members. The Purchaser is neither associated nor affiliated with Cowen and Company, LLC or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority that is participating in the IPO.

(p) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 2 and in any certificate or agreement delivered pursuant hereto, none of the Purchaser nor any person acting on behalf of the Purchaser nor any of the Purchaser’s affiliates (the “Purchaser Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Purchaser and this offering, and the Purchaser Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 3 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Purchaser Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company or any of the Company’s affiliates (collectively, the “Company Parties”).

Section 3. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

(a) Incorporation and Corporate Power. The Company is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company has no subsidiaries.

(b) Capitalization. On the date hereof, the authorized share capital of the Company consists of:

(i) 200,000,000 Class A Shares, none of which are issued and outstanding;

(ii) 20,000,000 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Shares”), 5,750,000 of which are issued and outstanding. All of the outstanding Class B Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws; and

(iii) 5,000,000 preference shares, none of which are issued and outstanding.

(c) Authorization. All corporate action required to be taken by the Company’s Board of Directors and shareholders in order to authorize the Company to enter into this Agreement and to issue the Forward Purchase Securities at the Forward Closing, and the securities issuable upon conversion or exercise of the Forward Purchase Securities, has been taken or will be taken prior to the Forward Closing, as applicable. All action on the part of the shareholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Forward Closing, and the issuance and delivery of the Forward Purchase Securities at the Forward Closing, and the securities issuable upon conversion or exercise of the Forward Purchase Securities, has been taken or will be taken prior to the Forward Closing, as applicable. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), or (ii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

(d) Valid Issuance of Securities. The Forward Purchase Securities, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement and the memorandum and articles of association of the Company (the “Articles”), and the securities issuable upon conversion or exercise of the Forward Purchase Warrants, when issued in accordance with the terms of the Forward Purchase Warrants and the Articles, will be validly issued, fully paid and nonassessable, as applicable, and free and clear of all liens, claims and encumbrances of any kind, other than (a) restrictions on transfer specified under this Agreement, (b) applicable state and federal securities laws and (c) liens, claims or encumbrances created by or imposed due to the actions of the Purchaser or the applicable assignee or transferee. Assuming the accuracy of the representations of the Purchaser in this Agreement and subject to the filings described in Section 3(e) below, the Forward Purchase Securities will be issued in compliance with all applicable federal and state securities laws.

(e) Governmental Consents and Filings. Assuming the accuracy of the representations and warranties made by the Purchaser in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable state securities laws, if any, and pursuant to the Registration Rights Agreement.

(f) Compliance with Other Instruments. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement will not result in any violation of, conflict with or default under (i) any provisions of its organizational documents, (ii) any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) any note, indenture or mortgage to which it is a party or by which it is bound, (iv) any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) any provision of federal or state law, statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(g) Operations. As of the date hereof, the Company has not conducted, and prior to the IPO Closing the Company will not conduct, any operations other than organizational activities and activities in connection with offerings of its securities.

(h) No General Solicitation. Neither the Company, nor any of its officers, directors, employees, agents or shareholders has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Forward Purchase Units.

(i) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, this offering, the proposed IPO or a potential Business Combination, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchaser in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Purchaser Parties.

Section 4. Registration Rights; Transfers and Assignments.

(a) Registration Rights. The Purchaser shall be granted registration rights by the Company with respect to the Forward Purchase Securities pursuant to the Registration Rights Agreement.

(b) Transfers and Assignments Prior to and at the Forward Closing.

(i) The Purchaser shall be permitted to transfer or assign its right and obligation to purchase the Forward Purchase Units, at any time prior to or upon the consummation of the Forward Closing, in whole or in part, to one or more Sphera Transferees (as defined below); provided, however, that the Company is given written notice prior to any such transfer or assignment, stating the name and address of the Sphera Transferee and identifying the Forward Purchase Securities subject to such transfer or assignment. For purposes of this Agreement, “Sphera Transferee” means (a) any affiliate of the Purchaser or any of their affiliates, (b) any member or limited partner of the Purchaser, any affiliate of the Purchaser, or any of their affiliates; (c) any funds or accounts advised by the Purchaser or any affiliate of the Purchaser or their respective affiliates; or (d) any other accredited investor with a prior business relationship with the Purchaser or its affiliates. For purposes of this Section 4(a)(i), “affiliate” shall mean affiliate within the meaning of Rule 405 under the Securities Act and “accredited investor” shall mean accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

(ii) No transfer or assignment pursuant to Section 4(a)(i) shall be effective unless the applicable Sphera Transferee executes and delivers to the Company a joinder agreement to this Agreement, substantially in the form attached hereto as Exhibit I (the “Joinder Agreement”), which shall reflect the number of Forward Purchase Units to be purchased by such Sphera Transferee (the “Transferee Securities”).

(iii) Upon a Sphera Transferee’s execution and delivery of a Joinder Agreement, the number of Forward Purchase Units that the Purchaser would otherwise be obligated to purchase pursuant to Section 1 shall be reduced by the total number of Forward Purchase Units to be purchased by the applicable Sphera Transferee pursuant to the applicable Joinder Agreement and shall be reflected by the Purchaser and the Company amending Schedule A to this Agreement to reflect each such assignment, and the Purchaser shall be fully and unconditionally released from its obligation to purchase such transferred or assigned Forward Purchase Units hereunder.

For the avoidance of doubt, this Agreement need not be amended and restated in its entirety, but only Schedule A and the Purchaser’s signature page hereto need be so amended and updated and executed by each of the Purchaser and the Company upon the occurrence of any such transfer or assignment of Transferee Securities.

(c) Transfers and Assignments Following Forward Closing; Securities Laws Restrictions. Other than a transfer or assignment to one or more Sphera Transferees, the Purchaser hereby agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Forward Purchase Securities unless, prior thereto (i) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Forward Purchase Securities proposed to be transferred shall then be effective or (ii) the Company has received an opinion of counsel reasonably acceptable to the Company to the effect that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the SEC thereunder and under all applicable state securities laws.

Section 5. Trust Account Waiver.

(a) The Purchaser hereby acknowledges that it is aware that the Company will establish the Trust Account for the benefit of its public shareholders upon the IPO Closing. The Purchaser, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it.

(b) The Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by

it. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it.

Section 6. Board Observer. The Company hereby agrees that, from the IPO Closing and at all times thereafter until immediately prior to the Business Combination Closing, one representative of the Purchaser (a “Board Observer”) will be invited to attend meetings of the Board in an observer capacity and receive all materials distributed to the Board as and when so distributed (subject to the limitations set forth in clause (ii) below); provided, however, that such Board Observer shall not have the right to vote on any matter that shall come before the Board, shall not be entitled to offer any motions or resolutions to the Board or otherwise have any powers of a member of the Board; provided further, however, that (i) such Board Observer and the Purchaser shall agree to hold in confidence all materials distributed to the Board and all non-public information provided by the Company in connection with meetings of the Board and anything non-public learned during the meetings of the Board (collectively, the “Board Information”) and (ii) the Company reserves the right to withhold any Board Information and to rescind the invitation for such Board Observer to attend any meeting or portion thereof if the Board determines in good faith, following consultation with outside counsel, that it is reasonably necessary to (1) act in the best interest of the Company or (2) preserve attorney-client privilege, provided further, however, that only the part or portion of the Board Information that is in the best interest of the Company to be withheld or is privileged is so withheld from the Board Observer and the Board Observer is excluded only from the related portion of the Board meeting. Not later than 2 Business Days prior to the date of the IPO Closing, the Purchaser shall notify the Company in writing of the name and contact information of the Board Observer. The Company shall be entitled to rely on such notice until it is revoked in writing by the Purchaser and a new notice is delivered to the Company in accordance with Section 10(a) hereof.

Section 7. NYSE Listing. The Company will use commercially reasonable efforts to effect the listing of the Class A Shares and Public Warrants on the New York Stock Exchange (or another national securities exchange) at the time of the Business Combination Closing.

Section 8. Forward Closing Conditions.

(a)

The obligation of the Purchaser to purchase the Forward Purchase Units at the Forward Closing under this Agreement shall be subject to the fulfillment, at or prior to the Forward Closing, of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Purchaser:

(i)	The Business Combination shall be consummated substantially concurrently with the purchase of the Forward Purchase Units;

(ii)

The representations and warranties of the Company set forth in Section 3 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Forward Closing Date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement;

(iii)

The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Forward Closing;

(iv)

No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchaser of the Forward Purchase Units; and

(v)

The Forward Purchase Units being purchased by the Purchaser at the Forward Purchase Closing shall not exceed such number as would result in the Purchaser, together with the Sphera Sponsor and any of their respective affiliates or any other entity that may be considered to be acting as a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1933, as amended, and Rule 13d-5(b)(1) thereunder) with the Purchaser or the Sphera Sponsor, being (or being deemed to be) the beneficial owner of more than 4.99% of the equity securities of the Company (or any successor thereof) immediately following the Business Combination Closing; provided, however, that the Purchaser may not rely on the failure of the condition set forth in this Section 8(a)(v) to be satisfied if such failure is caused by the Purchaser, the Sphera Sponsor or any of their respective affiliates.

(b)

The obligation of the Company to sell the Forward Purchase Units at the Forward Closing under this Agreement shall be subject to the fulfillment, at or prior to the Forward Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Company:

(i)	The Business Combination shall be consummated substantially concurrently with the purchase of Forward Purchase Units;

(ii)

(x) The representations and warranties of the Purchaser and any Sphera Transferee set forth in Section 2 of this Agreement (except those representations and warranties set forth in clause (y) below) shall have been true and correct as of the date hereof (or, in the case of a Sphera Transferee, as of the date of the applicable Joinder Agreement) and shall be true and correct as of the Forward Closing Date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Purchaser or the Sphera Transferee, as applicable, or their respective ability to consummate the transactions contemplated by this Agreement and (y) the representations and warranties of the Purchaser and any Sphera Transferee set forth in Section 2(e), Section 2(g), Section 2(i), Section 2(j), Section 2(k) and Section 2(m) shall have been true and correct as of the date hereof (or, in the case of a Sphera Transferee, as of the date of the applicable Joinder Agreement) and shall be true and correct as of the Forward Closing Date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date);

(iii)

The Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Forward Closing; and

(iv)

No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchaser of the Forward Purchase Units.

Section 9. Termination.

(a) This Agreement may be terminated at any time prior to the Forward Closing (i) by mutual written consent of the Company and the Purchaser; or (ii) automatically (x) if the IPO is not consummated on or prior to October 31, 2021, or (y) if the Business Combination is not consummated within 24 months from the closing of the IPO, or such later date as may be approved by the Company’s shareholders.

(b) In the event of any termination of this Agreement pursuant to this Section 9, the Forward Purchase Price (and interest thereon, if any), if previously paid, and all of the Purchaser’s funds paid in connection herewith shall be promptly returned to the Purchaser, and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Purchaser or the Company and their respective directors, officers, employees, partners, managers, members, or shareholders and all rights and obligations of each party shall cease; provided, however, that (i) nothing contained in this Section 9 shall relieve any party from liabilities or damages arising out of any fraud or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement and (ii) Section 5 of this Agreement shall survive any termination of this Agreement.

Section 10. General Provisions.

(a) Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) on the date sent by e-mail if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours, (ii) when delivered, if delivered personally to the intended recipient and (iii) one business day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:

if to the Company:

Israel Amplify Program Corp.

c/o Sphera Fund

10 E. 53rd Street, Suite 1301

13th Floor New York, NY 10022

Attention: Chief Financial Officer of Israel Amplify Program Corp.

with copies to:

ISAP Acquisition LP

c/o Maples Corporate Services Limited,

PO Box 309, Ugland House, Grand Cayman, KY1-1104,

Cayman Islands

Attention: LizabethAnn R. Eisen

Pitango Acquisition Corporation Limited Partnership

11, Hamenofim Street, Herzliya,

Israel

Attention: Chemi Peres, Rami Kalish and Elana Barzilay

Cravath, Swaine & Moore LLP

825 Eighth Avenue

New York, NY 10019

Attention: Nicholas A. Dorsey & Matthew G. Jones

if to the Purchaser:

Sphera Master Fund LP

21 Ha’arba’ah St.

Tel Aviv, Israel

Attention: Ron Senator and Adi Hanetz

or to such other persons or addresses as may be designated in writing by the party to receive such noticed as provided above.

(b) No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and to hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the Forward Closing.

(d) Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

(e) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Assignments. Except as otherwise specifically provided herein (including with respect to any Sphera Transferee) or as expressly agreed in writing between the Company and the Purchaser, except as may be necessary to give effect to the initial Business Combination and solely in connection therewith, this Agreement shall not be assignable by operation of law or otherwise and any assignment shall be null and void.

(g) Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), with each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

(h) Governing Law and Venue. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that (i) this Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York without regard to the conflict of law provisions of such jurisdiction and (ii) the venue for any action taken with respect to this Agreement shall be any state and federal court in New York County in the State of New York. The parties hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(i) Service of Process. The Purchaser has appointed Sphera Healthcare US Inc as its authorized agent with offices located at 10 E. 53rd Street, Suite 1301, 13th Floor, New York, NY 10022 (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding which may be instituted in any state and federal court in New York County in the State of New York arising out of or based upon this Agreement or the transactions contemplated hereby, and any action brought under U.S. federal or state securities laws. Service of process upon the Authorized Agent and written notice of such service to the Purchaser shall be deemed, in every respect, effective service of process upon the Purchaser.

(j) Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF ANY OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(k) Amendments. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by each of the parties hereto or as otherwise expressly provided in this Agreement. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

(l) Parties in Interest; No Third-Party Beneficiaries. This Agreement shall inure solely to the benefit of each party hereto. This Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder.

(m) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is held to be invalid or unenforceable in any jurisdiction, (i) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not, subject to clause (i) above, be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

(n) Expenses. Each of the Company, the Purchaser and any Sphera Transferee will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent and all of The Depository Trust Company’s fees associated with the issuance of the Forward Purchase Securities and the securities issuable upon conversion or exercise of the Forward Purchase Securities.

(o) Construction. When a reference is made in this Agreement to a Section, Schedule or Exhibit, such reference shall be to a Section, Schedule or Exhibit of this Agreement unless otherwise indicated. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Unless the context otherwise requires: (i) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, (ii) the words “hereto,” “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, (iii) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (iv) the terms defined in the singular have a comparable meaning when used in the plural and vice versa, (v) any pronoun used in this Agreement shall include the corresponding masculine, feminine and neutral forms and (vi) the term “or” is not exclusive and has the meaning represented by the phrase “and/or”. The parties hereto have participated jointly and were adequately represented by counsel in the arm’s-length negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by such parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(p) Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur and that the parties would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages (and each party hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is an unenforceable, invalid, contrary to applicable law or inequitable remedy for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that any party hereto otherwise has an adequate remedy at law.

(a) Valid and Binding Agreement. The parties hereto acknowledge and agree that, when executed by each party hereto, this Agreement is a valid and binding agreement, enforceable against each of the parties in accordance with its terms; that each party has been advised by counsel in the negotiation, execution and delivery of this Agreement; that no party will, directly or indirectly, contest the validity or enforceability of this Agreement on any grounds, including as being against public policy, as having been improperly induced or otherwise, whether by the initiation of any legal proceeding for such purpose or the intervention, participation or attempted intervention or participation in any manner in any other legal proceeding initiated by another person or otherwise; and that no party shall take, or cause any of its affiliates to take, any position or action contrary to the intent of this Agreement.

(b) Further Assurances. At any time or from time to time after the date hereof, each party to this Agreement shall do and perform, or cause to be done and performed, such further reasonable acts as may be reasonably necessary or reasonably requested by the other party in order to carry out the intent and accomplish the purposes of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

PURCHASER:

SPHERA MASTER FUND LP

By:	/s/ Ron Senator
Name:	Ron Senator
Title:	Managing Partner

Address for Notices:

Email:

With a copy to

Email:

COMPANY:

ISRAEL AMPLIFY PROGRAM CORP.

By:	/s/ Timothy P. Surzyn
Name:	Timothy P. Surzyn
Title:	CFO

[Signature Page to Forward Purchase Agreement]

EXHIBIT I

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”) is entered into as of [•], 2021, by and between Israel Amplify Program Corp., a Cayman Islands exempted company (the “Company”), and [•], a [•] (the “Assignee”).

WHEREAS, Sphera Master Fund LP, a British Virgin Islands exempted partnership (the “Purchaser”) and the Company are parties to that certain Forward Purchase Agreement dated as of [•] (the “Forward Purchase Agreement”).

WHEREAS, pursuant to the terms of the Forward Purchase Agreement, the Purchaser is permitted to transfer or assign its right and obligation to purchase the Forward Purchase Units to a Sphera Transferee.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

Section 1. Capitalized Terms. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Forward Purchase Agreement.

Section 2. Agreement and Acknowledgments.

(a) The Assignee hereby acknowledges that it has received a copy of the Forward Purchase Agreement and acknowledges and agrees with the Company that by its execution and delivery hereof, it (i) represents and warrants to the Company that, as to itself, each of the representations and warranties set forth in Section 2 of the Forward Purchase Agreement is true and correct as of the date hereof and shall be true and correct as of the Forward Closing; and (ii) agrees to be bound by, and subject to, all of the other provisions of the Forward Purchase Agreement.

(b) The Assignee shall be granted registration rights by the Company with respect to its Forward Purchase Securities as a Permitted Transferee (as defined in the Registration Rights Agreement) pursuant to the Registration Rights Agreement.

(c) The Assignee hereby acknowledges that it is aware that the Company will establish the Trust Account for the benefit of its public shareholders upon the IPO Closing. The Assignee, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Assignee may have in respect of any Public Shares held by it.

(d) The Assignee hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Assignee may have in respect of any Public Shares held by it. In the event the Assignee has any Claim against the Company under this Agreement, the Assignee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Assignee may have in respect of any Public Shares held by it.

Section 3. General. This Agreement shall be subject to the provisions of Sections 10(b) (No Finder’s Fees), (c) (Survival of Representations and Warranties), (e) (Successors), (f) (Assignments), (g) (Counterparts), (h) (Governing Law and Venue), (j) (Waiver of Jury Trial), (k) (Amendments), (m) (Severability), (n) (Expenses), (o) (Construction), (p) (Specific Performance), (q) (Valid and Binding Agreement) and (r) (Further Assurances) of the Forward Purchase Agreement, mutatis mutandis.

[Signature Page Follows]

Number of Forward Purchase Units Assigned:
Aggregate Purchase Price for Forward Purchase Units Assigned:	$

Number of Forward Purchase Units Assigned and Aggregate Purchase Price for Forward Purchase Units Assigned as of [•], 202[•], accepted and agreed to as of this [•] day of [•], 202[•].

[ASSIGNEE]

By:
Name:
Title:

Address for Notices:
[•]
Email: [•]

With a copy to
[•]
Email: [•]

ISRAEL AMPLIFY PROGRAM CORP.

By:
Name:
Title:

[Signature Page to Joinder Agreement]

SCHEDULE A

SCHEDULE OF ASSIGNMENTS OF FORWARD PURCHASE UNITS

The following assignments of a portion of the original number of Forward Purchase Units have been made:

Date of Assignment	Assignee	Number of Forward Purchase Units Assigned	Assigned Forward Purchase Units Amount
[•]	[•]	[•]	[•]

TO BE EXECUTED UPON ANY ASSIGNMENT OF FORWARD PURCHASE UNITS PRIOR TO FORWARD CLOSING:

Schedule A as of , 202[ ], accepted and agreed to as of this day of , 202[ ] by:

SPHERA MASTER FUND LP	ISRAEL AMPLIFY PROGRAM CORP.

By:	By:
Name:	Name:
Title:	Title: